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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2005

                                U-STORE-IT TRUST
             (Exact name of registrant as specified in its charter)

          Maryland                     001-32324                20-1024732
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)        Identification Number)

                 6745 Engle Road                                   44130
                    Suite 300                                   (Zip Code)
                  Cleveland, OH
    (Address of principal executive offices)

                                 (440) 234-0700
               Registrant's telephone number, including area code

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 14, 2005, U-Store-It Trust (the "Company") issued a press release to announce its financial results for the quarter and year ended December 31, 2004. A copy of the earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit Number                           Description
--------------      ------------------------------------------------------------
99.1                Earnings press release, dated March 14, 2005, announcing the financial results for the quarter and year ended December
                    31, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      U-Store-It Trust

Date: March 14, 2005                  By:  /s/ Steven G. Osgood
                                           -------------------------------------
                                           Steven G. Osgood
                                           President and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                           Description
--------------      ------------------------------------------------------------
99.1                Earnings press release, dated March 14, 2005, announcing the financial results for the quarter and year ended December
                    31, 2004